UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K/A
Amendment No. 1
to
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 2, 2009
Delphi Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-14787 (Commission File Number)	38-3430473 (IRS Employer Identification No.)

5725 Delphi Drive, Troy, MI (Address of Principal Executive Offices)	48098 (Zip Code)
(248) 813-2000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
Delphi Corporation is filing this Form 8-K/A as Amendment No. 1 to its Current Report on Form 8-K that was filed with the United States Securities and Exchange Commission on April 3, 2009 (the “Original Form 8-K”) solely for the purpose of filing the supplemental second amendment (the “Supplemental Amendment”) to its accommodation agreement (as previously amended and supplemented through the date hereof, the “Accommodation Agreement”) with the lenders under its existing debtor-in-possession financing agreement entered into on April 3, 2009 as Exhibit 99(a) in Item 9.01 Financial Statements and Exhibits. Refer to the Original Form 8-K for more information on the Supplemental Amendment to the Accommodation Agreement.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d)   Exhibits. The following exhibit is being filed as part of this report.

Exhibit
Number	Description
99(a)	Supplemental Second Amendment to the Accommodation Agreement and Second Amendment to Amended and Restated Revolving Credit, Term Loan and Guaranty Agreement, dated as of April 3, 2009
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELPHI CORPORATION (Registrant)
Date: April 7, 2009
By:	/s/ JOHN D. SHEEHAN
John D. Sheehan,
Vice President and Chief Financial Officer